UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-21190

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

(Exact name of registrant as specified in charter)

527 Madison Avenue-16th Floor

                         New York, NY 10022

(Address of principal executive offices) (Zip code)

Marie Noble

SkyBridge Capital II, LLC

527 Madison Avenue-16th Floor

                    New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (212) 485-3100

Date of fiscal year end:   March 31

Date of reporting period:   March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SkyBridge

Multi-Adviser Hedge Fund Portfolios LLC

Annual Report

March 31, 2013

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

KPMG LLP
345 Park Avenue New York, NY 10154

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC:

We have audited the accompanying statement of assets and liabilities of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the Company), including the schedule of investments, as of March 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in shareholders’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in Investment Funds owned as of March 31, 2013, by correspondence with the underlying fund managers or by other appropriate auditing procedures where replies from underlying fund managers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC as of March 31, 2013, and the results of its operations and its cash flows for the year then ended, the changes in its shareholders’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 29, 2013

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Statement of Assets and Liabilities

March 31, 2013

Assets

Investments in Investment Funds, at fair value (cost $2,625,258,637)	$3,519,815,236
Cash	30,969,236
Investments in Investment Funds paid in advance	129,500,000
Receivable for redemptions from Investment Funds	61,056,395
Other assets	82,727

Total assets	3,741,423,594

Liabilities

Contributions received in advance	137,683,227
Redemptions payable	46,653,619
Management fee payable	4,503,179
Excise tax fees payable	961,667
Professional fees payable	554,433
Directors’ fees payable	42,250
Accounts payable and other accrued expenses	500,181

Total liabilities	190,898,556

Shareholders’ Capital (2,965,252.746 Shares Outstanding)	$3,550,525,038

Net asset value per share	$1,197.38

Composition of Shareholders’ Capital

Paid-in capital	$3,407,031,206
Accumulated net investment loss	(124,268,334)
Accumulated net realized loss on investment transactions	(626,794,433)
Accumulated net unrealized appreciation on investments	894,556,599

Shareholders’ Capital	$3,550,525,038

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Schedule of Investments

March 31, 2013

	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds

Directional Equity
Artis Partners 2X Ltd. - Class K2 - d	$1,670,793	$478,779	0.02%
East Side Capital Offshore, Ltd. - b	30,700,000	39,678,140	1.12
Frontpoint Onshore Healthcare Flagship Enhanced Fund, L.P. - d	8,574	8,180	0.00	*
KiOR Shares - d	24,940	24,940	0.00	*
Passport Global Strategies III, Ltd. - d	1,373,173	435,381	0.01
Passport II, L.P. - b,f	24,000,000	24,116,881	0.68
Tao L Holdings, Ltd. - d	57,110	462,931	0.01

Total Directional Equity	57,834,590	65,205,232	1.84

Directional Macro
Drawbridge Global Macro Fund Ltd and Subsidiary - Side Pocket 11 - d	7,052	12,390	0.00	*
Drawbridge Global Macro Fund Ltd and Subsidiary - Side Pocket 12 - d	264,949	151,885	0.01
Drawbridge Global Macro Fund Ltd and Subsidiary - Side Pocket 4 - d	94,297	76,450	0.00	*
Drawbridge Global Macro Fund Ltd and Subsidiary - Side Pocket 5 - d	19,750	1,080	0.00	*
Drawbridge Global Macro Fund Ltd and Subsidiary - Side Pocket 6 - d	29,388	—	0.00	*
Drawbridge Global Macro Fund Ltd and Subsidiary - Side Pocket 7 - d	8,184	42,780	0.00	*
Drawbridge Global Macro Fund Ltd and Subsidiary - Side Pocket 9 - d	37,269	12,521	0.00	*
Drawbridge Global Macro Fund Ltd and Subsidiary - Side Pocket Reserve - d	19,526	19,750	0.00	*

Total Directional Macro	480,415	316,856	0.01

Event Driven
Axonic Credit Opportunities Fund L.P. - b	66,000,000	82,473,817	2.32
Axonic Credit Opportunities Overseas Fund, Ltd. - b	97,000,000	116,363,717	3.28
Carrington Investment Partners ( US ), L.P. - d	10,625,967	2,069,488	0.06
CPIM Structured Credit Fund 1000 Inc. - d	1,015,926	127,145	0.00	*
CPIM Structured Credit Fund 1500 Inc. - d	905,630	102,210	0.00	*
Ellington Credit Opportunities Partners, L.P. - b,e	40,000,000	40,204,274	1.13
GoldenTree Offshore Fund, Ltd. - Class C - b	9,054,500	9,777,611	0.28
GoldenTree Offshore Fund, Ltd. - Side pocket 8 - d	945,500	956,048	0.03
Harbinger Class L Holdings (Cayman), Ltd. - d	126,402	266,522	0.01
Harbinger Class LS Holdings I (Cayman), Ltd. - d	2,521,662	653,463	0.02
Harbinger Class PE Holdings (Cayman), Ltd. - d	5,222,526	2,054,289	0.06
JLP Credit Opportunity Cayman Fund Ltd. - b	43,000,000	51,142,235	1.44
JLP Credit Opportunity Fund L.P. - b	48,000,000	58,011,819	1.63
Marathon Distressed Subprime Fund (Cayman), Ltd. - d	34,933	95,055	0.00	*
Marathon Distressed Subprime Fund, L.P. - d	151,233	163,319	0.00	*
Marathon European Credit Opportunity Fund, L.P. - c	28,800,000	29,843,679	0.84
Marathon Securitized Credit Fund, Ltd. - b,e	123,341,215	152,746,936	4.30
Marathon Special Opportunity Fund Ltd. - Class SP 10 - d	861,419	731,616	0.02
Marathon Structured Finance Fund Ltd. - Class D Series 1 - d	2,103,220	4,307,887	0.12
Metacapital Mortgage Value Fund, L.P. - b,e	12,500,000	13,727,833	0.39
Paulson Recovery Fund, L.P. - b,e	30,995,226	33,047,183	0.93
Pine River Fixed Income Fund L.P. - b,e	168,684,602	258,065,624	7.27
Pine River Fixed Income Fund L.T.D. - b,e	135,278,228	182,914,078	5.15
Premium Point Mortgage Credit Fund, L.P. - b,e	42,000,000	49,729,296	1.40
Premium Point Offshore Mortgage Credit Fund, Ltd. - b,f	157,300,000	169,576,856	4.78
Seer Capital Partners Fund L.P. - b	116,200,000	140,351,895	3.95
Seer Capital Partners Offshore Fund Ltd. - b	74,000,000	79,461,304	2.24
Solus Recovery Fund II L.P. - Class A - c	5,600,000	5,825,935	0.16
Solus Recovery Fund II Offshore L.P. - Class A - c	7,700,000	8,043,233	0.23
Solus Recovery Fund L.P. - c	29,794,510	32,224,524	0.91
Solus Recovery Fund Offshore L.P. - c	16,760,485	18,134,505	0.51
Stark Investments Structured Finance Onshore Fund - d	2,428,318	1,964,510	0.06
Third Point Ultra, Ltd. - b	227,211,018	321,758,102	9.06
Trilogy Financial Partners L.P. - b	19,200,000	21,752,698	0.61
Waterfall Eden Fund, L.P. - b,e	32,000,000	33,595,197	0.95
Waterfall Eden Fund, Ltd. - b,e	20,000,000	20,230,000	0.57

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Schedule of Investments (continued)

March 31, 2013

	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds (continued)

Event Driven (continued)
York Credit Opportunities Fund, L.P. - b	$31,500,000	$41,112,994	1.16%
York Credit Opportunities Unit Trust - b	5,000,000	8,099,652	0.23

Total Event Driven	1,613,862,520	1,991,706,549	56.10

Relative Value
Discus Non-US Side Holdings Ltd. - Class S - d	237,388	234,816	0.01
EJF Debt Opportunities Fund, L.P. - b,e	86,500,000	105,917,304	2.98
EJF Debt Opportunities Offshore Fund, Ltd. - b,e	168,600,000	193,802,956	5.46
Karya Fund LLC - Series E - a	36,000,000	35,914,323	1.01
Karya Fund Ltd. - Class E - a	29,000,000	28,930,983	0.81
Metacapital Mortgage Opportunities Fund, L.P. - b,e	33,040,227	56,677,818	1.60
Metacapital Mortgage Opportunities Fund, L.P. Class B - b,e	21,750,000	25,324,042	0.71
Metacapital Mortgage Opportunities Fund, Ltd. Class B - b,e	150,500,000	246,877,740	6.95
Metacapital Mortgage Opportunities Fund, Ltd. Class E - b,e	27,000,000	39,053,386	1.10
Midway Market Neutral Fund, LLC - a	44,166,430	63,885,852	1.80
Midway Market Neutral International Fund, Ltd. - a	38,025,000	53,230,733	1.50
Passport M1 Master Fund, L.P. - b	26,000,000	28,293,386	0.80
Providence MBS Fund, L.P. - b	90,900,000	159,453,902	4.49
Sola 1 Class SP - d	593,666	478,979	0.01
Sola 1 Class T2 - b,e	5,764,369	7,467,890	0.21
SPM Core Offshore Fund, Ltd. - b	60,000,000	72,671,206	2.05
Structured Service Holdings (Offshore), Ltd. - a	93,563,262	190,041,101	5.35
Structured Service Holdings, L.P. - a	41,440,770	154,330,182	4.35

Total Relative Value	953,081,112	1,462,586,599	41.19

Total Investments in Investment Funds	$2,625,258,637	$3,519,815,236	99.14

Other Assets, less Liabilities		30,709,802	0.86

Shareholders’ Capital		$3,550,525,038	100.00%

Note: Investments in underlying Investment Funds are categorized by investment strategy.

*	Amounts are less than 0.005%.
a	Redemptions permitted monthly.
b	Redemptions permitted quarterly.
c	Term vehicles with multi-year hard lock, subject to periodic distributions.
d

Illiquid, redeemable only when underlying investment is realized or converted to regular interest in Investment Fund. The Company held $15,932,414 (0.45% of total Investments in Investment Funds) of illiquid investments at March 31, 2013.

e	Subject to gated redemptions.
f	Subject to a current lock-up on liquidity provisions on a greater than quarterly basis.

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Statement of Operations

Year Ended March 31, 2013

Investment income
Interest income	$17,038

Total investment income	17,038

Expenses
Management fee	43,814,304
Administration fees	3,111,106
Excise tax	2,352,488
Risk monitoring fees	1,821,744
Redemption fees	1,319,115
Professional fees	422,188
Interest expense	406,606
Filing fees	356,520
Custodian fees	353,772
Directors’ fees and expenses	138,000
Miscellaneous expenses	1,014,002

Total expenses	55,109,845

Net investment loss	(55,092,807)

Net realized gain/(loss) and net change in unrealized appreciation/depreciation on investments in Investment Funds

Net realized gain/(loss) on sales of investments in Investment Funds	44,684,033
Net change in unrealized appreciation/depreciation on investments in Investment Funds	531,632,816

Net realized and unrealized gain on investments in Investment Funds	576,316,849

Net increase in Shareholders’ capital from operations	$521,224,042

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Statements of Changes in Shareholders’ Capital

	Year Ended March 31, 2013	Year Ended March 31, 2012
Operations

Net investment loss	$(55,092,807)	$(33,730,872)
Net realized gain/(loss) on sales of investments in Investment Funds	44,684,033	(42,711,124)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	531,632,816	111,329,241

Net Increase in Shareholders’ Capital from Operations	521,224,042	34,887,245

Distributions to Shareholders

Distributions from net investment income	(339,498,317)	(34,381,061)

Decrease in Shareholders’ Capital from Distributions to Shareholders	(339,498,317)	(34,381,061)

Shareholders’ Capital Transactions

Capital contributions	914,730,463	1,116,173,119
Reinvestment of distributions	319,025,400	32,716,369
Capital redemptions	(171,190,702)	(81,120,982)

Increase in Shareholders’ Capital from Capital Transactions	1,062,565,161	1,067,768,506

Shareholders’ Capital at beginning of year	2,306,234,152	1,237,959,462

Shareholders’ Capital at end of year (2,965,252.746 and 2,052,254.823 shares outstanding at March 31, 2013 and March 31, 2012, respectively)	$3,550,525,038	$2,306,234,152

Accumulated Net Investment Income/(Loss)	$(124,268,334)	$15,360,977

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Statement of Cash Flows

Year Ended March 31, 2013

Cash flows from operating activities

Net increase in Shareholders’ capital from operations	$521,224,042
Adjustments to reconcile net increase in Shareholders’ capital from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(1,278,568,576)
Proceeds from disposition of investments in Investment Funds	540,508,590
Net realized (gain)/loss on sales of investments in Investment Funds	(44,684,033)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(531,632,816)
Changes in operating assets and liabilities:
Increase in other assets	(7,503)
Increase in management fee payable	1,577,546
Decrease in professional fees payable	(312,888)
Decrease in directors’ fees payable	(35,250)
Increase in excise tax fees payable	961,667
Decrease in accounts payable and other accrued expenses	(371,440)

Net cash used in operating activities	(791,340,661)

Cash flows from financing activities
Capital contributions	989,214,741
Distributions paid	(20,472,917)
Capital redemptions	(155,883,924)
Proceeds from loan payable	289,000,000
Payments for loan payable	(289,000,000)

Net cash provided by financing activities	812,857,900

Net increase in cash	21,517,239

Cash at beginning of year	9,451,997

Cash at end of year	$30,969,236

Supplemental disclosure of non-cash financing activities:

Increase in contributions received in advance	$74,484,278

Increase in redemptions payable	$15,306,778

Reinvestment of distributions	$319,025,400

Supplemental disclosure of cash flow information:

Interest paid during the year	$406,606

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Financial Highlights

	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009
Net Asset Value per Share, beginning of year:	$1,123.76	$1,131.95	$1,065.34	$1,005.77	$1,216.46

Income (loss) from investment operations:
Net investment loss*	(22.45)	(20.12)	(21.47)	(22.13)	(29.47)
Net realized and unrealized gain/(loss) on investments	233.82	30.32	206.41	247.91	(153.56)

Total from investment operations	211.37	10.20	184.94	225.78	(183.03)

Distributions from net investment income	(137.75)	(18.39)	(118.33)	(166.21)	–
Distributions from net realized gains	–	–	–	–	(27.66)

Total distributions	(137.75)	(18.39)	(118.33)	(166.21)	(27.66)

Net Asset Value per Share, end of year:	$1,197.38	$1,123.76	$1,131.95	$1,065.34	$1,005.77

Total Return	19.44%	1.01%	17.92%	23.21%	(15.05%)

Ratios/Supplemental Data:

Shareholders’ capital, end of year	$3,550,525,038	$2,306,234,152	$1,237,959,462	$665,791,326	$515,528,823

Portfolio turnover	19.99%	19.66%	38.53%	38.58%	41.45%

Ratio of expenses to average Shareholders’ capital**, ***	1.88%	1.78%	1.90%	2.04%	2.63%

Ratio of net investment income (loss) to average Shareholders’ capital**, ***	(1.88%)	(1.78%)	(1.90%)	(2.04%)	(2.62%)

The above ratios and total return may vary for individual investors based on the timing of capital transactions during the year.

*	Per share data of income (loss) from investment operations is computed using the total of monthly income and expense divided by beginning of month shares.

**

The ratios of expenses and net investment loss to average Shareholders’ capital do not include the impact of expenses and incentive allocations or incentive fees related to the underlying Investment Funds or the impact of any placement fees paid by the Shareholder.

***

The Company periodically incurs subscription and redemption fees related to transactions with underlying investment funds. For the year ended March 31, 2013, the Company incurred redemption fees of $1,319,115. In 2012 and 2011, these fees were immaterial and therefore had no impact on the aforementioned ratios. For the years ended March 31, 2010 and March 31, 2009, the Company incurred redemption fees of $328,671 and $2,199,068, respectively. Had the Company not incurred these fees, the ratio of expenses to average Shareholders’ capital and the ratio of net investment income (loss) to average Shareholders’ capital would have been 1.84% and (1.84)% for the year ended March 31, 2013, 1.99% and (1.98)% for the year ended March 31, 2010 and 2.30% and (2.29)% for the year ended March 31, 2009, respectively.

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements

March 31, 2013

1.	Organization

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (formerly known as Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) (the “Company”) was organized as a Delaware Limited Liability Company on August 16, 2002. The Company is registered under the Investment Company Act of 1940 as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Company is also registered under the Securities Act of 1933 as amended (the “1933 Act”).

The investment objective of the Company is to achieve capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) that employ a variety of alternative investment strategies. These investment strategies allow Investment Managers the flexibility to use leverage or short-side positions to take advantage of perceived inefficiencies across the global markets, often referred to as “alternative” strategies. Because the Investment Funds following alternative investment strategies are often described as hedge funds, the investment program of the Company can be described as a fund of hedge funds.

Shares of the Company (“Shares”) are sold to eligible investors (referred to as “Shareholders”). The minimum initial investment in the Company from each Shareholder is $25,000; the minimum additional investment is $10,000.

SkyBridge Capital II, LLC (the “Adviser”), a Delaware limited liability company, serves as the Company’s investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, among other things, is responsible for the allocation of the Company’s assets to various Investment Funds. Under the Company’s governing documents, the Company has delegated substantially all authority to oversee the management of the operations and assets of the Company to the Board of Directors.

2.	Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.	Portfolio Valuation

The Company has formal valuation procedures approved by the Board of Directors. The Adviser performs its duties under the procedures principally through an internal valuation body, which meets at least monthly. The Valuation Committee, which is a committee within the Board of Directors, receives valuation reports from the Adviser on a quarterly basis and determines if valuation procedures are operating as expected.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2013

Investments in Investment Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements, offering memoranda and such negotiated “side letter” or similar arrangements as the Adviser may have entered into with the Investment Fund on behalf of the Company. The Company’s investments in the Investment Funds are carried at fair value as determined by the Company’s interest in the net assets of each Investment Fund.

Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund and will perform ongoing monitoring due diligence. The results of ongoing, post-investment diligence reviews are used to assess the reasonableness of continued reliance on the valuations reported by the Investment Funds. Net asset value (“NAV”) supplied by Investment Funds are net of management and performance incentive fees or other allocations payable to the Investment Funds’ managers as required by the Investment Funds’ agreements. Each Investment Manager to which the Adviser allocates assets will charge the Company, as an investor in an underlying Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance-based compensation in the form of an incentive fee. The asset-based fees of the Investment Managers are generally expected to range from 1% to 4% annually of the net assets under their management and the incentive fee is generally expected to range from 10% to 25% of net profits annually. These management and incentive fees are accounted for in the valuations of the Investment Funds and are neither included in the management fee reflected in the Statement of Operations nor in expenses and net investment loss ratios reflected in Financial Highlights.

The Company may invest in Investment Funds that may designate certain investments within those Investment Funds, typically those that are especially illiquid and/or hard to value, as “special situation” (often called “Side-Pocket”) investments with additional redemption limitations. Such a Side-Pocket is, in effect, similar to a private equity fund that requires its investors to remain invested for the duration of the fund and distributes returns on the investment only when liquid assets are generated within the fund, typically through the sale of the fund’s illiquid assets in exchange for cash.

As a general matter, the fair value of the Company’s investment in an Investment Fund represents the amount that the Company can reasonably expect to receive if the Company’s investment was sold at its reported net asset value. Determination of fair value involves subjective judgment and amounts ultimately realized may vary from estimated values. The Investment Funds generally provide for periodic redemptions ranging from monthly to quarterly, subject to various lock-up on liquidity provisions and redemption gates. Investment Funds generally require advance notice of a Shareholder’s intent to redeem its interest, and may, depending on the Investment Funds’ governing agreements, deny or delay a redemption request. The Company considers whether a liquidity discount on any Investment Fund should be taken due to redemption restrictions or suspensions by the Investment Fund. No liquidity discount was applied when determining the fair value of the Investment Funds as of March 31, 2013. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements. The Investment Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2013

b.	Net Asset Value Determination

The net asset value of the Company is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Directors.

Retroactive adjustments to the Company’s net asset value might be made after the valuation date, based on information which becomes available after that valuation date, which could impact the net asset value per share at which Shareholders purchase or sell Company Shares. For example, fiscal year-end net asset values of an Investment Fund may be revised as a result of a year-end audit performed by the independent auditors of that Investment Fund. Other adjustments to the Company’s net asset value may also occur from time to time, such as from the misapplication by the Company or its agents of the valuation policies described in the Company’s valuation procedures.

Retroactive adjustments to the Company’s net asset value, which are caused by adjustments to the Investment Funds values or by a misapplication of the Company’s valuation policies, that are able to be made within 90 days of the valuation date(s) to which the adjustment would apply will be made automatically unless determined to be de minimis. Other potential retroactive adjustments, regardless of whether their impact increases or decreases the Company’s net asset value, will be made only if they both (i) are caused by a misapplication of the Company’s valuation policies and (ii) deemed to be material. All retroactive adjustments are reported to the Company’s Valuation Committee and to affected Shareholders.

The Company follows a policy which permits revisions to the number of Shares purchased or sold by Shareholders due to retroactive adjustments made under the circumstances described above which occur within 90 days of the valuation date. In circumstances where a retroactive adjustment is not made under the circumstances described above, Shares purchased or sold by Shareholders will not be adjusted. As a result, to the extent that the subsequent impact of the event which was not adjusted adversely affects the Company’s net asset value, the outstanding Shares of the Company will be adversely affected by prior repurchases made at a net asset value per Share higher than the adjusted value. Conversely, any increases in net asset value per Share resulting from such subsequent impact will be to the benefit of the holders of the outstanding Shares of the Company and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value per Share lower than the post-impact value. New Shareholders may be affected in a similar way, because the same principles apply to the purchase of Shares.

c.	Income Recognition and Expenses

Interest income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Income, expenses and realized and unrealized gains and losses are recorded monthly.

The change in an Investment Fund’s net asset value is included in net change in unrealized appreciation/depreciation on investments in Investment Funds on the Statement of Operations. The Company accounts for realized gains and losses from Investment Fund transactions based on the pro-

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2013

rata ratio of the fair value and cost of the underlying investment at the date of redemption. For tax purposes, the Company uses the cost recovery method with respect to sales of Investment Funds that are classified as partnerships for U.S. federal tax purposes, and the first-in-first-out method with respect to sales of investment funds that are classified as corporations for U.S. federal tax purposes.

The Company bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board of Directors.

d.	Income Taxes

The Company became a corporation that is taxed as a regulated investment company (“RIC’) as of October 1, 2005. The Company operated as a partnership from inception through September 30, 2005.

It is the Company’s intention to meet the requirements of the Internal Revenue Code applicable to RICs and distribute substantially all of its taxable net investment income and capital gains, if any, to Shareholders each year. While the Company intends to distribute substantially all of its taxable net investment income and capital gains, in the manner necessary to avoid imposition of the 4% excise tax as described above, it is possible that some excise tax will be incurred. In such event, the Company will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. During the year ended March 31, 2013, the Company incurred excise tax in the amount of $1,390,821 for the 2011 excise year and has accrued $961,667 for the 2012 excise tax year.

The Company has analyzed tax positions taken or expected to be taken in the course of preparing the Company’s tax return for all open tax years and has concluded, as of March 31, 2013, no provision for income tax is required in the Company’s financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2013, the Company did not incur any interest or penalties.

e.	Cash

Cash represents cash on deposit in interest bearing accounts. Cash held at financial institutions may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2013

f.	Use of Estimates and Reclassifications

The preparation of financial statements in conformity with GAAP requires management of the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ materially.

3.	Fair Value Disclosures

The Company uses NAV as its measure of fair value of an investment in an Investment Fund when (i) the Company’s investment does not have a readily determinable fair value and (ii) the NAV of the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Company’s investments have been classified, the Company has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain redemption restrictions at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of March 31, 2013. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would be considered in fair value measurement and disclosure.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2013

Directional equity funds take long and short stock positions. The manager may attempt to profit from both long and short stock positions independently, or profit from the relative outperformance of long positions against short positions. The stock picking and portfolio construction process is usually based on bottom-up fundamental stock analysis, but may also include top-down macro-based views, market trends and sentiment factors. Directional equity managers may specialize by region (e.g., global, U.S., Europe or Japan) or by sector. No assurance can be given that the managers will be able to correctly locate profitable trading opportunities, and such opportunities may be adversely affected by unforeseen events. In addition, short selling creates the risk of loss if the security that has been sold short appreciates in value. Generally, the Investment Funds within this strategy have quarterly liquidity, and are subject to a 30 to 35 day notice period. Investment Funds in this strategy, representing approximately 2 percent in this strategy, are illiquid side pocket investments with suspended redemptions. In addition, approximately 37 percent of the Investment Funds in this strategy are classified as Level 3 due to a current lock-up on liquidity provisions on a greater than quarterly basis. The remaining approximately 61 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

Directional macro strategies require well developed risk management procedures due to the frequent employment of leverage. Investment managers may trade futures, options on future contracts and foreign exchange contracts and may trade in diversified markets or focus on one market sector. Two types of strategies employed by directional macro managers are discretionary and systematic trading. Discretionary trading strategies seek to dynamically allocate capital to relatively short-term trading opportunities around the world. Directional strategies (seeking to participate in rising and declining markets when the trend appears strong and justified by fundamentals) and relative value approaches (establishing long positions in undervalued instruments and short positions in related instruments believed to be over valued) or in “spread” positions in an attempt to capture changes in the relationships between instruments. Systematic trading strategies generally rely on computerized trading systems or models to identify and capitalize on trends in financial and commodity markets. This systematic approach allows investment managers to seek to take advantage of price patterns in very large number of markets. The trading models may be focused on technical or fundamental factors or combination of factors. The Investment Funds in this strategy are illiquid side pocket investments with suspended redemptions and are classified as Level 3 investments.

Event driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 30 to 120 day notice period. Investment Funds in this strategy, representing approximately 1 percent in this strategy, are illiquid side pocket investments with suspended redemptions and Investment Funds, representing approximately 5 percent in this strategy, are term vehicles with multi-year hard locks subject to periodic distributions, which are classified as Level 3 investments. Approximately 39 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2013

months and as such, are classified as Level 3 investments. In addition, approximately 9 percent of the Investment Funds in this strategy are classified as Level 3 due to a current lock-up on liquidity provisions on a greater than quarterly basis. The remaining approximately 46 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

Relative value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have monthly to quarterly liquidity, subject to a 30 to 90 day notice period. Investment Funds in this strategy, representing less than 1 percent in this strategy, are illiquid side pocket investments with suspended redemptions. Approximately 46 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months and as such, are classified as Level 3 investments. The remaining approximately 54 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The guidance also provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2013

The following is a summary of the inputs used as of March 31, 2013, in valuing the Company’s assets carried at fair value:

Description	Total Fair Value at March 31, 2013	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Investments in Investment Funds
Directional Equity	$65,205,232	$—	$39,678,140	$25,527,092
Directional Macro	316,856	—	—	316,856
Event Driven	1,991,706,549	—	930,305,844	1,061,400,705
Relative Value	1,462,586,599	—	786,751,668	675,834,931

Total Investments in Investment Funds	$3,519,815,236	$—	$1,756,735,652	$1,763,079,584

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value:

	Directional Equity	Directional Macro	Event Driven	Relative Value	Total

Balance as of March 31, 2012	$2,466,891	$425,689	$181,303,276	$7,092,751	$191,288,607
Net realized gain / (loss)	58,774	(51,157)	1,926,491	3,768,625	5,702,733
Net change in unrealized appreciation /depreciation	(677,030)	27,290	80,524,087	18,963	79,893,310
Purchases	24,062,969	10,752	449,550,731	18,885,541	492,509,993
Sales	(384,512)	(95,718)	(22,868,691)	(21,584,195)	(44,933,116)
Transfers into Level 3	–	–	443,859,744	667,653,246	1,111,512,990
Transfers out of Level 3	–	–	(72,894,933)	–	(72,894,933)

Balance as of March 31, 2013	$25,527,092	$316,856	$1,061,400,705	$675,834,931	$1,763,079,584

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. The transfers into and out of Level 3 in the above reconciliation table are due to the change in the Investment Funds’ lock-up periods and/or changes to the classification assigned to investments in Investment Funds subject to investor level gates. Investments in Investment Funds subject to investor level gates were classified as Level 2 investments at March 31, 2012 and are now classified as Level 3 investments. There were no transfers between Level 1 and Level 2 at March 31, 2013.

Net change in unrealized appreciation (depreciation) on Level 3 assets still held as of March 31, 2013 is $276,721,973.

Net unrealized gains/(losses) in the table above are reflected in the accompanying Statement of Operations.

The significant unobservable input used in the fair value measurement for Level 3 investments was the NAV provided by the Investment Funds.

The Company has unfunded capital commitments of $59,900,000 as of March 31, 2013.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2013

4.	Management Fee, Administrative Fee, Related Party Transactions and Other

The Adviser provides certain management and administrative services to the Company. The Adviser acts primarily to evaluate and select Investment Managers, to allocate assets, to establish and apply risk management procedures, and to monitor overall investment performance. In addition, the Adviser also provides office space and other support services. In consideration for such services, the Company pays the Adviser a monthly management fee of 0.125% (1.5% annually) based on end of month Shareholders’ capital.

Hastings Capital Group, LLC, an affiliate of the Adviser, has been appointed to serve as the Company’s principal underwriter (the “Principal Underwriter”) with authority to sell Shares directly and to appoint placement agents to assist the Principal Underwriter in selling Shares. Total amounts expensed related to underwriting fees by the Company for the year ended March 31, 2013 were $96,000 and are included in miscellaneous expenses on the Statement of Operations. Placement agents may be retained by the Company to assist in the placement of the Company’s Shares. A placement agent will generally be entitled to receive a fee from each investor in the Company whose Shares the agent places. The specific amount of the placement fee paid with respect to a Shareholder is generally dependent on the size of the investment in the Company.

The Company has entered into agreements with third parties to act as additional placement agents for the Company’s Shares. Placement fees ranging from 0% to 3% of a Shareholder’s subscription amount may be paid to the placement agents by the Shareholder. Placement fees do not constitute a capital contribution by the Shareholder to the Company and will not be part of the assets of the Company. In addition to the placement fee paid by Shareholders, the Adviser and/or its affiliates will pay placement agents an annual fee. The annual fee is paid from the Adviser’s own resources (or those of its affiliates).

The Adviser and BNY Mellon Investment Servicing (US) Inc. have separate agreements with the Company and act as co-administrators to the Company. The Adviser, as co-administrator, receives no fees for providing administrative services to the Company. BNY Mellon Investment Servicing (US) Inc. provides certain accounting, recordkeeping, tax and investor related services and charges fees for their services based on a rate applied to the average Shareholders’ capital and are charged directly to the Company.

Certain Directors of the Company are also directors and/or officers of other investment companies that are advised by the Adviser, including SkyBridge G II Fund, LLC.

Each Director who is not an “interested person” of the Company, as defined by the 1940 Act, receives, for his service as Director of the Company and SkyBridge G II Fund, LLC, an annual retainer of $40,000, a fee per telephonic meeting of the Board of Directors of $500 and a fee per in person meeting of the Board of Directors of $1,000 plus reasonable out of pocket expenses. The Chair of the Audit Committee will receive a $3,000 per year supplemental retainer. Directors will be reimbursed by the Company for their travel expenses related to Board meetings. A portion of such fees and costs will be allocated to each fund according to its relative net assets and a portion will be split equally between each fund.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2013

Total amounts expensed related to Directors by the Company for the year ended March 31, 2013 were $138,000.

The Bank of New York Mellon serves as custodian of the Company’s assets and provides custodial services for the Company. Fees payable to the custodian and reimbursement for certain expenses are paid by the Company. Total amounts expensed related to custodian fees by the Company for the year ended March 31, 2013 were $353,772.

5.	Securities Transactions

The following table lists the aggregate purchases and proceeds from sales of Investment Funds for the year ended March 31, 2013, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation as of March 31, 2013.

Cost of purchases *	$1,259,181,795
Proceeds from sales *	$583,409,499

Gross unrealized appreciation	$913,041,195
Gross unrealized depreciation	(18,484,596)

Net unrealized appreciation	$894,556,599

*Cost of purchases and proceeds from sales include non-cash transfers of $21,113,219 for the year ended March 31, 2013.

6.	Loan Payable

On June 26, 2012, the Company entered into a $100,000,000 uncommitted line of credit (the “Advised Line of Credit”) with an unaffiliated bank, expiring on June 25, 2013. On January 2, 2013, the Advised Line of Credit temporarily increased to $196,000,000. Upon the repayment of $196,000,000 on February 4, 2013, the Advised Line of Credit decreased to its original amount of $100,000,000. The Advised Line of Credit is used to finance investor redemptions and new investments pending redemptions of existing investments and receipt of subscriptions. The Company is limited to $100,000,000 (the “Maximum Available Amount”) of the Advised Line of Credit, subject to the terms of the Advised Line of Credit agreement. The Company pays interest on the unpaid principal balance at a rate per annum for each day equal to the sum of (a) two percent (2%) per annum, plus (b) the higher of (i) the federal funds effective rate in respect of such day, and (ii) the federal funds target rate in respect of such day, but in any case not in excess of the maximum rate permitted by law. In addition, the Company will pay to the lender an administration fee in an amount calculated at the rate of 0.10% per annum of the Maximum Available Amount.

For the year ended March 31, 2013, the Company’s average interest rate paid on borrowings was 0.62% per annum and the average borrowings outstanding was $65,714,141 during the periods with a loan outstanding. The Fund did not have any borrowings outstanding at March 31, 2013. Interest expense for the year ended March 31, 2013 was $406,606 of which none was payable at March 31, 2013.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2013

7.	Contributions, Redemptions, and Allocation of Income

The Company is authorized to issue an unlimited number of Shares, all at $0.00001 par value per Share. Such par value is included in paid-in capital in the Statement of Assets and Liabilities. Generally, initial and additional subscriptions for Shares may be accepted as of the first day of each month. The Adviser has been authorized by the Board of Directors of the Company to accept or reject any initial and additional subscriptions for Shares in the Company. The Board of Directors from time to time and in its complete and exclusive discretion, may determine to cause the Company to repurchase Shares from Shareholders pursuant to written tenders by Shareholders on such terms and conditions as it may determine. The Adviser expects that it typically will recommend to the Board of Directors that the Company offer to repurchase Shares from Shareholders quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day).

Transactions in Shares were as follows for the year ended March 31, 2013 and the year ended March 31, 2012:

	March 31, 2013	March 31, 2012
Shares outstanding, beginning of year	2,052,254.823	1,093,651.009
Shares purchased	779,310.634	1,001,478.879
Shares issued for reinvestment of distributions	280,170.198	31,086.981
Shares redeemed	(146,482.909)	(73,962.046)

Shares outstanding, end of year	2,965,252.746	2,052,254.823

8.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps. The Company’s risk of loss in these Investment Funds is limited to the value of its investment in the respective Investment Funds.

9.	Redemption Fees

During the year ended March 31, 2013, the Company paid redemption fees totaling $1,319,115. The redemption fees were charged to the Company for redeeming its interests of certain Investment Funds prior to the expiration of applicable lock-up periods. The payment of these fees released the Company from any further liability for its investments in the applicable Investment Funds and is recorded as an operating expense on the Statement of Operations.

10.	Income Taxes

Net investment income (loss) and net realized gain (loss) differ for financial statements and tax purposes. The character of dividends and distributions made during the fiscal year from net

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2013

investment income or net realized gains differ from their ultimate characterization for federal income tax purposes. Also due to timing of dividends and distributions, the fiscal year in which amounts are distributed differ from the fiscal year in which the income or net realized gain was recorded by the Company. The tax character of distributions of net investment income paid by the Company for the years ended March 31, 2013 and 2012, $339,498,317 and $34,381,061, respectively, was ordinary income.

The tax basis of distributable earnings as of March 31, 2013 shown in the table below represent future distribution requirements the Company must satisfy under the income tax regulations, losses the Company may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation on investments for federal income tax purposes.

Accumulated net investment income (loss)	Accumulated net realized loss on investment transactions	Accumulated net unrealized appreciation on investments

$ 58,485,249	$ (110,005,597)	$ 195,014,180

As of March 31, 2013, the composition of the unrealized appreciation and depreciation on investments for federal income tax purposes are:

Gross unrealized appreciation	$260,478,571
Gross unrealized depreciation	(65,464,391)

Net unrealized appreciation	$195,014,180

The difference in the federal tax cost arises from the following:

Federal tax cost of investments	$3,324,801,056
Investments in partnerships	(303,541,691)
Investments in PFICs	(396,000,728)

Financial statement cost of investments	$2,625,258,637

The primary reason for differences between the earnings reported above and the federal tax cost of investments and the related amounts reported on the Company’s Statement of Assets and Liabilities as of March 31, 2013, relates to differences arising from the application of federal tax rules pertaining to the treatment of the Company’s investments as partnerships and Passive Foreign Investment Companies (“PFICs”).

Partnerships provide a Schedule K-1 which report tax information as to their income, expenses, gains and losses. Such reported items are recorded as taxable income or loss by the Company and increase or decrease its tax basis. Certain PFICs for which the Company has elected to be treated as Qualified Electing Funds provide information as to the amounts of taxable income and gain to be recorded by the Company. For other PFICs, the Company has made a mark-to-market election which converts any unrealized gain to ordinary taxable income. In both these cases, the Company’s tax basis in PFICs is increased.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2013

Permanent book-to-tax basis differences result in the reclassification of amounts between “Accumulated net investment income (loss),” “Accumulated net realized gain (loss) on investment transactions,” and “Paid-in capital” reported on the Company’s Statement of Assets and Liabilities as of March 31, 2013. Such permanent book-to-tax basis differences are principally attributable to the aforementioned tax differences for federal tax purposes recognized upon the sale or other disposition of the Company’s investments in partnerships and PFICs. The Company’s Shareholders’ capital was unaffected by these reclassifications. Accordingly, the following amounts have been reclassified for March 31, 2013:

Accumulated net investment income (loss)	Accumulated net realized gain(loss) on investment transactions	Paid-in capital

$ 254,961,813	$ (417,613,232)	$ 162,651,419

As reported in the Statements of Changes in Shareholders’ Capital, the following table reconciles the beginning and end of year balances of accumulated net investment income (loss).

Accumulated net investment income (loss), beginning of year	$15,360,977
Net investment income (loss)	(55,092,807)
Reclassification of permanent differences between book and tax	254,961,813
Distributions	(339,498,317)

Accumulated net investment income (loss), end of year	$(124,268,334)

Under the Regulated Investment Company Modernization Act of 2010, the Company is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred in the taxable year ended prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years beginning prior to the effective date of the Act may be more likely to expire unused.

As of March 31, 2013, the Company has the following capital loss carryforwards:

Expiration Date	Short Term	Long Term	Total CLCF

March 31, 2018	$(36,398,784)	$-	$(36,398,784)
No expiration	(47,479,159)	(26,127,654)	(73,606,813)

TOTAL	$(83,877,943)	$(26,127,654)	$(110,005,597)

11.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Company through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

FEDERAL TAX INFORMATION

(Information Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you about the federal tax status of dividends paid by the Company during the Company’s fiscal year ended March 31, 2013: 1.16% of ordinary income dividends paid during the year constitutes qualified dividend income in accordance with Section 854(b)(1)(B) of the Code. Also 0.71% of ordinary income dividends paid during the year are eligible for the corporate dividends received deduction provided under Section 243 of the Code in accordance with Section 854(b)(1)(A) of the Code.

In January 2014, shareholders will receive federal income tax information on all distributions declared in the calendar year 2013, including any distributions paid to their accounts between April 1, 2013 and January 31, 2014.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

FUND MANAGEMENT

(Information Unaudited)

The Company’s officers are appointed by the Directors and oversee the management of the day-to-day operations of the Company under the supervision of the Board of Directors. One of the Directors and all of the officers of the Company are directors, officers or employees of the Adviser or its subsidiaries. The other Directors are not affiliated with the Adviser or its subsidiaries and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (the “Independent Directors”). A list of the Directors and officers of the Company and a brief statement of their present positions, principal occupations and directorships during the past five years are set out below. To the fullest extent allowed by applicable law, including the 1940 Act, the LLC Agreement indemnifies the Directors and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

Certain of the Directors and officers of the Company are also directors and/or officers of other investment companies that are advised by the Adviser, including SkyBridge G II Fund, LLC. (The Company and such other investment companies, if also registered under the 1940 Act, are referred to collectively in this section of the Prospectus as the “Fund Complex”.) The address for each Director and officer in his or her capacity as such is 527 Madison Avenue, 16th Floor, New York, New York 10022.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

INDEPENDENT DIRECTORS

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Charles Hurty (born 1943)	Director	November 2002 to present	Business Consultant since October 2001; prior thereto, Partner with accounting firm of KPMG LLP.	Two**	SkyBridge G II Fund, LLC; GMAM Absolute Return Strategy Fund 1; iShares Trust and iShares, Inc. (280 portfolios)

Steven Krull (born 1957)	Director	November 2002 to present	Professor of Finance at Hofstra University; Business Consultant.	Two**	SkyBridge G II Fund, LLC; Cantor Opportunistic Alternatives Fund

Joshua Weinreich (born 1960)	Director	December 2006 to present (served as an advisory Director from January 2006 to November 2006)***	Retired since 2004. Between 1985 and 2004 held various executive positions at Bankers Trust/Deutsche Bank.	Two**	SkyBridge G II Fund, LLC; Smart Pros Inc. (a distance learning company that provides content for continuing education); Endowment Hedge Fund Subcommittee of Cornell University

*	Term of office of each Director is indefinite.

**	Includes the Company and Skybridge G II Fund, LLC.

***

As an advisory Director, Mr. Weinreich participated in Board meetings in the same manner as a full Director, except that he was ineligible to cast a vote on any manner, as his appointment to the Board as an Independent Director had not yet been ratified by Shareholders.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

INTERESTED DIRECTOR

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Raymond Nolte (born 1961)	President and Director (Chair)	September 2005 to present	Chief Investment Officer, SkyBridge (2010-present); CEO, Citigroup Alternative Investments Fund of Hedge Funds Group (2005-2010); President, Director and Portfolio Manager of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC since 2005.	Two**	SkyBridge G II Fund, LLC

*	Term of office of each Director is indefinite.

**	Includes the Company and SkyBridge G II Fund, LLC.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

OFFICERS

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Raymond Nolte (born 1961)	President and Director	September 2005 to present	See table for “Interested Directors” above.

Christopher Hutt (born 1970)	Vice President	June 2009 to present	Vice President, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2009-present); Vice President, SkyBridge G II Fund, LLC (July 2011-present); Managing Director, SkyBridge Capital (January 2011-present); Director, SkyBridge Capital (2010); Director, Citigroup Alternative Investments LLC (January 2008 - 2010)

A. Marie Noble (born 1972)	Chief Compliance Officer	December 2010 to present	Chief Compliance Officer, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2010 to present); Chief Compliance Officer, SkyBridge GII Fund, LLC (July 2011-present); General Counsel and Chief Compliance Officer, SkyBridge Capital (2010-present); Associate General Counsel, Citigroup Alternative Investments LLC (2006-2010)

Robert J. Phillips (born 1962)	Treasurer and Principal Financial Officer	July 2010 to present	Treasurer and Principal Financial Officer, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2010-present); Treasurer and Principal Financial Officer SkyBridge GII Fund, LLC (July 2011-present); Partner and Chief Financial Officer, SkyBridge Capital (2007-present)

Brahm Pillai (born 1979)	Secretary	June 2009 to present	Secretary, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2009-present); Secretary, SkyBridge GII Fund, LLC (July 2011-present); Vice President, SkyBridge Capital (2010-present); Vice President, Citigroup Alternative Investments LLC (2008-2010)

*	Term of office of each officer is indefinite.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

ADDITIONAL INFORMATION

(Information Unaudited)

PROXY VOTING

A description of the Company’s Proxy Voting Policies and Procedures and the Company’s portfolio securities voting record for the period July 1, 2011 through June 30, 2012 is available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov. These are found on the site under “Filings - Search for Company Filings” and then “Company or fund name”.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM N-Q”)

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the SEC’s web site at www.sec.gov (by conducting a “Search for Company Filings”) and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC website without charge may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Charles Hurty is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $197,206 for 2012 and $187,500 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $72,000 for 2012 and $66,400 for 2013. This fee relates to the preparation of the registrant’s tax return and for the investors’ K-1.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $6,500 for 2012 and $14,500 for 2013. This fee relates to the auditors review of the Form N-2.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will approve in advance any audit and non-audit services to be provided by the audit firm to (i) the Fund; (ii) the Fund’s investment adviser (non-audit services only); or (iii) any affiliates of such investment adviser (non-audit services only) that provide ongoing services to the Fund if the engagement relates directly to the Fund’s operations and financial reporting; provided, that any single member of the Committee may approve such services on behalf of the Committee if payments for such services are reasonably estimated at less than $10,000 and such approval is reported to the Committee at it next regular meeting; and provided further, that no such non-audit service may be approved if prohibited by applicable rules of the Securities and Exchange Commission.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)  N/A

(c)  100%

(d)  100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was are $0 for 2012 and $0 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SKYBRIDGE

MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC.

Proxy Voting Procedures

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the “Fund”), a “series” investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), has adopted these proxy voting procedures (the “Procedures”) in accordance with, and for the purpose of complying with, rules related to proxy voting promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Delegation of Proxy Voting. The Fund has delegated the responsibility for voting proxies of its underlying portfolio funds (or other underlying securities) to its investment adviser, an adviser registered with the SEC pursuant to the Advisers Act. The investment adviser, SkyBridge Capital II, LLC (the “Adviser”), has adopted proxy-voting procedures, including those designed to address any material conflicts of interests between the Adviser and its clients (“Adviser Procedures”), which have been reviewed and approved by the Board of Directors of the Fund.

Annual Review. The Board of Directors of the Fund will review the Procedures and the Adviser Procedures annually to ensure the procedures are reasonably designed to ensure compliance with all relevant proxy-voting rules that are applicable to the Funds.

Form N-PX. Commencing in 2004, the Fund will cause Form N-PX to be filed by August 31 each year and will include proxy-voting information for the one-year period ending that June 30. Form N-PX is an annual filing of the Fund’s complete proxy voting record which requires information disclosing: (1) each proxy proposal subject matter; (2) if the proxy proposal was proposed by the issuer or a shareholder; (3) how the Fund cast its votes; and (4) if the vote cast was for or against management.

NOTE: By August 31, 2013, the Fund will be required to file Form N-PX for the period July 1, 2012 to June 30, 2013.

Disclosure of Proxy Procedures. Commencing in 2003, the Fund will ensure that a description of its (and the Adviser’s) proxy-voting procedures, including procedures related to proxy-voting conflicts of interest, are disclosed in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports.

NOTE: Required with the next such document filed with the SEC.

Availability of Proxy Voting Procedures and Voting Record. Commencing in 2004, the Fund will state in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports that its proxy voting procedures and voting records are available free of charge directly from the Fund (or its designee) as well as from the SEC website. The Fund will make its proxy voting records available on either a Fund or Adviser website or upon request by calling a toll-free or collect telephone number.

NOTE: Required with the next such document filed with the SEC on or after August 31, 2013.

Adopted: September 18, 2003

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Raymond Nolte and Troy Gayeski are currently the portfolio managers of the registrant’s portfolio and as such have primary responsibilities for the day-to-day management of the Company. In that capacity they receive significant input and support from a team of analysts also employed by the Adviser. Mr. Nolte’s and Mr. Gayeski’s professional background is described in the table below.

Name and Age	Position(s) held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) during the past 5 Years
Raymond Nolte (born 1961)	Portfolio Manager, Director, President	September 2005 to present

CIO, SkyBridge Capital II, LLC (July 2010 to present); CEO, Citigroup Alternative Investments LLC, Fund of Hedge FundsGroup (September 2005-June 2010)

Portfolio Manager, Director, President of SkyBridge GII Fund, LLC since July 2011

Troy Gayeski (born 1974)	Portfolio Manager	March 2013 to present	Partner, SkyBridge Capital II, LLC (Jan. 2013-present); Managing Director, SkyBridge Capital II, LLC

(Jan. 2011-Jan. 2013); Director, SkyBridge Capital II, LLC (July 2010- Dec. 2011); Director, Citigroup Alternative Investments LLC (2006–June 2010); Portfolio Manager, SkyBridge G II Fund, LLC (March 2013-present)

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member – As of March 31, 2013

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Raymond Nolte/ Troy Gayeski	Registered Investment Companies:	two	$3.6 billion	zero	$0
Raymond Nolte/ Troy Gayeski	Other Pooled Investment Vehicles:	seven	$671 million	six	$671 million
Raymond Nolte/ Troy Gayeski	Other Accounts:	seven	$216 million	two	$12 million

Potential Conflicts of Interests

As shown in the table above, Mr. Nolte and Mr. Gayeski are responsible for managing other accounts (“Other Accounts”) in addition to the Fund. In certain instances, conflicts may arise in his management of the Fund and such other Accounts.

One situation where a conflict may arise between the Fund and an Other Account is in the allocation of investment opportunities among the Fund and the Other Account. For example, the Adviser may determine that there is an opportunity that is suitable for the Fund as well as for Other Accounts of the Adviser, which have a similar investment objective. As a related matter, a particular Investment Fund interest or other security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the Fund. The Company and the Adviser have adopted policies and procedures regarding the allocation of investment opportunities, which generally require that investment opportunities be allocated among the Fund and Other Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

Mr. Nolte’s and Mr. Gayeski’s management of the Fund and Other Accounts may result in his devoting a disproportionate amount of time and attention to the management of a particular account as against another. This particularly may be the case when accounts have different objectives, benchmarks, time horizons, asset levels and fees.

The management of personal accounts by Mr. Nolte and Mr. Gayeski may give rise to potential conflicts of interest. While the Adviser’s code of ethics will impose limits on the ability of Mr. Nolte and Mr. Gayeski to trade for his personal account, there is no assurance that the Adviser’s code of ethics will eliminate such conflicts.

Other than the conflicts described above, the Company is not aware of any material conflicts that may arise in connection with the Adviser’s management of the Fund’s investments and such Other Accounts.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members – As of March 31, 2013

Mr. Nolte has a minority equity stake in the Adviser and is also compensated by salary. The value of Mr. Nolte’s equity stake is affected by the financial results and profitability of SkyBridge as a whole, for which Mr. Nolte serves as a member of management.

Mr. Gayeski’s compensation is a combination of salary and discretionary bonus, including deferred compensation. The value of the discretionary bonus is affected by the financial results and profitability of SkyBridge as a whole. The discretionary bonus is not linked to the performance of any specific benchmark or that of any SkyBridge investment fund or account; nor are specific asset size targets considered.

(a)(4)  Disclosure of Securities Ownership – As of March 31, 2013

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Raymond Nolte	$100,001- $500,000
Troy Gayeski	$100,001- $500,000

(b)    Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

By (Signature and Title)* /s/ Raymond Nolte
Raymond Nolte, President
(principal executive officer)

Date June 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Raymond Nolte
Raymond Nolte, President
(principal executive officer)

Date June 5, 2013

By (Signature and Title)* /s/ Robert Phillips
Robert Phillips, Treasurer and Principal Financial Officer
(principal financial officer)

Date June 5, 2013

*	Print the name and title of each signing officer under his or her signature.